UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2008

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 14, 2008, Wachovia Corporation (“Wachovia”) issued a news release announcing its financial results for the first quarter ended March 31, 2008 (the “Earnings News Release”). The Earnings News Release is attached as Exhibit (99)(a) to this report and is incorporated by reference into this Item 2.02. In connection with issuing the Earnings News Release, Wachovia also made available its First Quarter Financial Highlights Presentation (the “First Quarter Presentation”) and First Quarter 2008 Quarterly Earnings Report (the “Quarterly Earnings Report”), which include certain additional historical and forward-looking financial information relating to Wachovia. Each of the First Quarter Presentation, which is attached as Exhibit (99)(b) to this report, and the Quarterly Earnings Report, which is attached as Exhibit (99)(c) to this report, is incorporated by reference into this Item 2.02. On April 14, 2008, Wachovia intends to hold a conference call/webcast to discuss the Earnings News Release, the First Quarter Presentation, the Quarterly Earnings Report and other matters relating to Wachovia.

The information in the preceding paragraph, including Exhibit (99)(a), Exhibit (99)(b) and Exhibit (99)(c), shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Common Stock Dividend

As set forth in the Earnings News Release, on April 14, 2008, Wachovia announced that it is reducing its quarterly common stock dividend to $0.375 per share from $0.64 per share. The $0.375 per share dividend will be payable on June 16, 2008 to Wachovia’s common stock shareholders of record as of May 30, 2008. The Earnings News Release is attached as Exhibit (99)(a) to this report and is incorporated by reference into this Item 8.01.

Legal Proceedings

The following updates the disclosure in Part I Item 3 of Wachovia’s Annual Report on Form 10-K:

Payment Processing Center. As previously disclosed, the Office of the Comptroller of the Currency is conducting a formal investigation of Wachovia’s handling of the PPC account relationship and of five other customers engaged in similar businesses. Wachovia anticipates resolution of the investigation will involve restitution.

Municipal Derivative Bid Practices Investigation. In addition to matters previously disclosed, Wachovia Bank N.A. has been named as a defendant in three substantially identical purported class actions, two originally filed in the U.S. District Court for the Southern District of New York and one filed in the U.S. District Court for the District of Columbia. The

complaints allege that Wachovia Bank, N.A. and various co-defendant financial institutions engaged in a conspiracy not to compete and to fix prices and rig bids for municipal derivatives (including Guaranteed Investment Contracts) sold to issuers of municipal bonds. All the complaints assert claims for violations of Section 1 of the Sherman Act, and one complaint also asserts a claim for unjust enrichment.

The complaint in the Fairfax County action (D.D.C.) was filed March 12, 2008; the complaint in the Hinds County action (S.D.N.Y.) was filed on March 13, 2008; and the complaint in the Haywood County action (S.D.N.Y.) was filed on March 24, 2008. On March 19, 2008, plaintiff Fairfax County filed a motion before the Judicial Panel on Multidistrict Litigation (“MDL Panel”) to consolidate all the actions for pretrial proceedings in the District of the District of Columbia. The plaintiff in the Hinds County action has consented to transfer the case from the Southern District of New York to the District of the District of Columbia.

Other Regulatory Matters. In the course of its banking and financial services businesses, Wachovia and its affiliates are subject to information requests and investigations by governmental and self-regulatory authorities. These authorities have instituted numerous ongoing investigations of various practices in the banking, securities and mutual fund industries, including those discussed in Wachovia’s previous filings with the SEC and those relating to anti-money laundering, sales practices, record retention and other laws and regulations involving our customers and their accounts. The investigations cover advisory companies to mutual funds, broker-dealers, hedge funds and others and may involve the activities of customers or third parties with respect to accounts maintained by Wachovia or transactions in which Wachovia may be involved. Wachovia has received subpoenas and other requests for documents and testimony relating to the investigations, is endeavoring to comply with those requests, is cooperating with the investigations, and where appropriate, is engaging in discussions to resolve the investigations or take other remedial actions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99)(a)	The Earnings News Release (filed for purposes of Item 2.02 and Item 8.01).

(99)(b)	The First Quarter Presentation (filed for purposes of Item 2.02).

(99)(c)	The Quarterly Earnings Report (filed for purposes of Item 2.02).

***

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between A.G. Edwards, Inc. (“A.G. Edwards”) and Wachovia completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (11) the willingness of customers to accept third party products marketed by Wachovia; (12) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (13) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (14) technological changes; (15) changes in consumer spending and saving habits; (16) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the A.G. Edwards Merger and the Golden West Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (17) the growth and profitability of Wachovia’s noninterest or fee income being less than expected; (18) unanticipated regulatory or judicial proceedings or rulings; (19) the impact of changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (21) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger, the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

By:	/s/ THOMAS J. WURTZ

Name:	Thomas J. Wurtz
Title:	Senior Executive Vice President
and Chief Financial Officer

Date: April 14, 2008

Exhibit Index

Exhibit No.	Description
(99)(a)	The Earnings News Release.

(99)(b)	The First Quarter Presentation.

(99)(c)	The Quarterly Earnings Report.

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